                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                        North European Oil Royalty Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                        NORTH EUROPEAN OIL ROYALTY TRUST

                        SUITE 19A, 43 WEST FRONT STREET

                           RED BANK, NEW JERSEY 07701

                               ------------------

                    NOTICE OF ANNUAL MEETING OF UNIT OWNERS

                                FEBRUARY 9, 2005

To the Unit Owners of
      NORTH EUROPEAN OIL ROYALTY TRUST:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Unit Owners of NORTH EUROPEAN OIL ROYALTY TRUST (the "Trust"), pursuant to Article 14 of its Agreement of Trust, will be held on Wednesday, February 9, 2005, at 1:30 P.M., in Rooms 3 and 4, Ninth Floor, at The University Club, 1 West 54th Street, New York, New York 10019 (corner of Fifth Avenue; entrance on 54th Street) for the following purposes:

         (1) To elect five persons as Trustees to serve until the next annual meeting of unit owners or until their respective successors are duly elected and qualified.

         (2) To transact such other business as may properly come before the meeting.

     The transfer books of the Trust will not be closed. Only unit owners of record as of the close of business on December 31, 2004 will be entitled to notice of and to vote at the annual meeting.

                           BY ORDER OF THE TRUSTEES:

                                          JOHN H. VAN KIRK
                                          Managing Trustee

January 10, 2005

                               ------------------

     IF YOU PLAN TO ATTEND THE MEETING, PLEASE NOTE THAT THE UNIVERSITY CLUB HAS A DRESS CODE. GENTLEMEN ARE REQUIRED TO WEAR A JACKET AND TIE AND LADIES ARE REQUIRED TO WEAR BUSINESS ATTIRE. THE UNIVERSITY CLUB DOES NOT MAKE EXCEPTIONS.

     IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

                        NORTH EUROPEAN OIL ROYALTY TRUST
                        SUITE 19A, 43 WEST FRONT STREET
                           RED BANK, NEW JERSEY 07701
                                 (732) 741-4008

                               ------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies by the Trustees of NORTH EUROPEAN OIL ROYALTY TRUST (the "Trust") to be used at the Annual Meeting of Unit Owners to be held on Wednesday, February 9, 2005 and any adjournment or adjournments thereof for the purposes set forth in the accompanying notice of annual meeting. Only unit owners of record at the close of business on December 31, 2004 will be entitled to vote at such meeting. Proxies properly executed and received in time to be presented at the meeting will be voted as specified in such proxies. If no instructions are specified in such proxies, units of beneficial interest in the Trust ("units") will be voted for the election of the Trustees. The Trustees do not know of any matters, other than as described in the Notice of Annual Meeting of Unit Owners, which are to come before the annual meeting. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     Any proxy may be revoked at any time prior to its being exercised by filing with the Managing Trustee, at the address of the Trust above, written notice of such revocation or a duly executed proxy bearing a later date, or by attending and voting in person at the annual meeting. Owners of units registered in the name of a nominee (e.g., units held by brokers in "street name") who wish to vote in person at the annual meeting should contact the nominee to obtain appropriate authority to vote such units at the annual meeting. Attendance at the annual meeting will not in and of itself constitute revocation of a proxy. This proxy statement and the proxy included herewith are being mailed to unit owners on or about January 10, 2005.

     The Trust was formed on September 10, 1975, pursuant to a vote of the shareholders of North European Oil Company, a predecessor corporate entity. Certain persons may be owners of shares of predecessor corporate entities; such shares are entitled to be converted into units but are not considered units entitled to vote at meetings until presented for conversion. There were 8,933,316 units of the Trust outstanding on December 31, 2004. Each unit owner is entitled to one vote for each unit he or she holds or represents. Additional units may be issued prior to the meeting upon presentation of evidence of ownership or certificates of predecessor corporate entities of the Trust. Any number of units represented in person or by proxy will constitute a quorum for all purposes at the annual meeting.

     The affirmative vote of a majority of units represented in person or by proxy at the annual meeting is required to elect any person a Trustee of the Trust. With regard to the election of Trustees, votes may be cast in favor or withheld with respect to all nominees; votes that are withheld will be counted as present for purposes of the election of Trustees and, thus, will have the same effect as a vote "against" such election. In the event of a broker non-vote with respect to any issue coming before the annual meeting arising from the absence of authorization by the beneficial owner to vote as to that issue, such non-voting units will not be deemed present and entitled to vote as to that issue for purposes of determining the total number of units of which a majority is required for adoption.

     The Trustees do not expect that the cost of soliciting proxies will exceed the amount normally expended for a proxy solicitation for an election of directors or trustees and all such costs will be borne by the Trust. In addition to the use of the mail, some proxies may be solicited personally by the Trustees without additional compensation. The Trustees may reimburse persons holding units in their names or in the names of their nominees for their expenses in sending the soliciting materials to their principals.

                              ELECTION OF TRUSTEES

     The persons named in the accompanying proxy intend to vote for the election of the five individuals named on the following page to serve until the next annual meeting of unit owners, or until their successors have been duly elected and qualified. All of the nominees are presently serving as Trustees. The Trustees are informed that all nominees are willing to serve, but if any such person shall decline or shall become unable to serve as a Trustee for any reason, votes will be cast instead for a substitute nominee, if any, designated by the present Trustees, or, if none is so designated prior to election, said votes will be cast according to the judgment of the person or persons voting the proxy.

     During the fiscal year ended October 31, 2004, the Trustees met five times. The Trustees have designated a standing Audit Committee of the Trustees of North European Oil Royalty Trust (the "Audit Committee") and a standing Compensation Committee of the Trustees of North European Oil Royalty Trust (the "Compensation Committee"). The Trust does not have a nominating committee. Robert P. Adelman serves as the Chairman of both committees and Samuel M. Eisenstat, Willard B. Taylor and Rosalie J. Wolf serve as members of both committees. During fiscal 2003 the Audit Committee and the Compensation Committee met formally three times and one time, respectively, and each had additional informal meetings and communications.

     As more fully discussed in the following pages, the function of the Audit Committee is to review the internal financial management and control procedures of the Trust, to appoint and remove independent auditors for the Trust, and to consult with the auditors. The function of the Compensation Committee is to determine the separate compensation of the Managing Trustee and to determine the compensation of the Managing Director. All of the Trustees, except for Rosalie
J. Wolf, attended all of the meetings of the Trustees and the meetings of the Audit Committee and the Compensation Committee (if a member thereof) either in person or by teleconferencing during the fiscal year ended October 31, 2004. Ms. Wolf was unable to attend the December 9, 2003 meetings of the Trustees and the two Committees due to scheduling conflicts. It is the expectation of the Trustees that all of the Trustees attend each Annual Meeting of Unit Owners. All of the Trustees attended such meeting last year.

     The following table sets forth certain information, including ownership of Trust units as of December 1, 2004, about the nominees for election as Trustees and the Managing Director:

                                                                    TRUSTEE OR       UNITS
                                                                   DIRECTOR OF    BENEFICIALLY
                                                                   PREDECESSOR    OWNED AS OF    PERCENT
                             PRINCIPAL OCCUPATION OR EMPLOYMENT    OR OFFICER,    DECEMBER 1,       OF
                      AGE            FOR PAST FIVE YEARS              SINCE           2004       UNITS(1)
                      ---   -------------------------------------  ------------   ------------   --------
NOMINEES FOR ELECTION AS TRUSTEES
Robert P. Adelman     74    Director, Trustee of various profit        1987          10,000        0.11%
                            and non-profit companies
Samuel M. Eisenstat   64    Attorney; CEO, Abjac Energy Corp.;         1996           3,000         (2)
                            Director, Sun America Mutual Fund &
                            Annuities
Willard B. Taylor     64    Partner, Sullivan & Cromwell               1974(3)        6,619         (2)
                            attorneys
John H. Van Kirk      80    Managing Trustee                           1954          79,500(4)     0.89%
Rosalie J. Wolf       63    Managing Member, Botanica Capital          2001           2,000         (2)
                            Partners LLC, formerly Senior Advisor
                            and Managing Director, Offit Hall
                            Capital Management LLC (and
                            predecessor entity); formerly Chief
                            Investment Officer of The Rockefeller
                            Foundation
MANAGING DIRECTOR
John R. Van Kirk      52    Managing Director(5)                       1990           7,551         (2)
ALL TRUSTEES AND THE MANAGING DIRECTOR, AS A GROUP                                  108,670        1.22%

                               ------------------

(1) Percentage computations are based upon units actually issued and outstanding. Percentage computations for each Trustee and the Managing Director include units deemed to be owned indirectly even when beneficial ownership has been disclaimed as set forth in note (4).

(2) Less than 0.1%.

(3) Mr. Taylor also served as a director of North European Oil Company from 1970 to 1972.

(4) Including 14,500 units owned by John H. Van Kirk's wife, in which units he disclaims beneficial interest.

(5) John R. Van Kirk, the Managing Director of the Trust, provides office space and office services to the Trust at cost. During fiscal 2004, the Trust reimbursed him a total of $21,252.82 for such office space and office services.

No person known to the Trust owns beneficially more than 5% of the Trust's units.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     In accordance with the Securities Exchange Act of 1934 and rules adopted by the Securities and Exchange Commission (the "SEC"), the Trustees, the Managing Director and persons owning more than 10% of the Trust's units (the "Reporting Persons") are required to file reports of ownership of, and changes in ownership of, Trust units with the SEC, the New York Stock Exchange and the Trust.

     Based solely on a review of such forms furnished to it and written representations from certain Reporting Persons, all filing requirements applicable to the Reporting Persons have been complied with.

REPORT OF THE COMPENSATION COMMITTEE

      Under the provisions of the Trust Agreement approved by the Delaware Court of Chancery and the shareholders of the Trust's predecessor at the formation of the Trust, each Trustee receives a yearly fee equal to 0.2% of the gross royalties and interest received during the year by the Trust. The Managing Trustee receives additional compensation which is set by the Compensation Committee of the Trustees of North European Oil Royalty Trust. The Committee also fixes the annual compensation of the Managing Director.

      In setting the compensation amounts of the Managing Trustee and the Managing Director, the Committee takes into account the amount of time these two executives are expected to devote to the Trust's affairs. The Committee also takes into consideration the allocation of administrative and management responsibilities between the Managing Trustee and the Managing Director. The Managing Trustee is responsible for managerial oversight of the Trust's affairs and the Managing Director handles day-to-day matters of the Trust.

      The Trust's financial results are determined primarily by factors not within the control of its executives or the Trustees, including energy prices in Europe, currency exchange rates, energy supply contracts and the operating companies' production and sales levels. The Committee continues to believe that the time required and the level of skill with which the Managing Trustee and the Managing Director handle the administrative and financial affairs of the Trust, rather than the Trust's financial results, are the significant factors in determining their respective compensation.

                                                 Robert P. Adelman, Chairman
                                                 Samuel M. Eisenstat
                                                 Willard B. Taylor
                                                 Rosalie J. Wolf

                            MANAGEMENT COMPENSATION

TRUSTEE AND OFFICER COMPENSATION

     Set forth below is a table summarizing the compensation paid to the Managing Trustee and the Managing Director during the indicated fiscal years of the Trust.

                           SUMMARY COMPENSATION TABLE

              NAME AND
        PRINCIPAL POSITIONS             YEAR    COMPENSATION
        -------------------             ----    ------------
John H. Van Kirk                        2004      $68,265
   Managing Trustee(1)                  2003      $70,247
                                        2002      $72,254
John R. Van Kirk                        2004      $99,167
   Managing Director                    2003      $97,500
                                        2002      $94,167

(1) The compensation amounts indicated for John H. Van Kirk include both the amounts paid to him in accordance with the Trust Agreement as a Trustee and the separately fixed compensation paid to him as Managing Trustee.

                            ------------------------

     During fiscal 2004, each Trustee was paid a fee of $32,264.68 pursuant to a formula contained in the Trust Agreement. Robert P. Adelman received additional compensation at an annual rate of $9,500 for serving as Audit Committee Chairman. The duties of the Audit Committee Chairman serve to increase the level of internal control and supervision, given the minimal number of Trust employees. In addition, the Trustees are reimbursed for reasonable out-of-pocket expenses incurred in connection with travel and accommodations for meetings of the Trustees. The Trustees do not receive, either directly or indirectly, securities or property, retirement or insurance benefits or personal benefits or other similar forms of compensation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None.

                        COMPARISON OF FIVE YEAR RETURNS

     The graph set forth below compares, for the last five years, the cumulative return on Trust units, the securities in a peer group index, and the S&P 500 Composite Index. Because no published peer group index exists, the Trustees have developed a peer group consisting of the following three domestic oil royalty trusts: Mesa Royalty Trust, Sabine Royalty Trust and San Juan Basin Royalty Trust (the "Royalty Peer Group"). The composition of the Royalty Peer Group has been the same since the Trust's proxy statement for its 1993 Annual Meeting of Unit Owners. The reserves and sales attributed to the royalty trusts comprising the Royalty Peer Group are located in the United States, while the reserves and sales attributed to North European Oil Royalty Trust are located in Germany. There are fundamental differences between the energy markets in the United States and Germany that limit the usefulness of any comparison of their cumulative returns. The Trust has been unable to locate any publicly traded oil royalty trusts with reserves and sales in either Germany or Europe. In determining the cumulative returns on investment, it has been assumed that on October 31, 1999, an equal dollar amount was invested in Trust units, in the securities of the trusts of the Royalty Peer Group, and in the S&P 500 Composite Index. The comparisons assume in all cases the reinvestment of all dividends or distributions on the respective payment dates. The cumulative returns shown for the Trust and the Royalty Peer Group do not reflect any differences between the tax treatment of Trust distributions, due to permitted cost depletion, and dividends on securities in the S&P 500 Composite Index.

[PERFORMANCE GRAPH]

                                                   NORTH EUROPEAN OIL
                                                      ROYALTY TRUST               S&P 500 INDEX                PEER GROUP
                                                   ------------------             -------------                ----------
Oct-99                                                   100.00                      100.00                      100.00
Oct-00                                                   120.64                      106.09                      122.25
Oct-01                                                   160.73                       79.67                      161.27
Oct-02                                                   200.43                       67.64                      185.80
Oct-03                                                   241.20                       81.70                      277.19
Oct-04                                                   252.07                       89.40                      484.01

                                AUDIT COMMITTEE

     All of the Trustees, except the Managing Trustee, constitute the Audit Committee of the Trustees of North European Oil Royalty Trust. The Audit Committee meets the definition of an audit committee set forth in Section 3(a)(58)(A) of the Exchange Act. All of the members of the Audit Committee are "independent" as that term is defined in the rules of the Securities and Exchange Commission applicable to audit committee members and the applicable listing standards of the New York Stock Exchange. The Trustees have determined that both Robert P. Adelman and Rosalie J. Wolf are "audit committee financial experts," as the term is defined in the Commission rules. The Audit Committee is chaired by Robert P. Adelman. The Trustees of North European Oil Royalty Trust have adopted a written Charter outlining the duties and responsibilities of the Audit Committee, a copy of which is attached to this proxy statement.

     Pursuant to the Audit Committee Charter and the requirements of the Securities and Exchange Commission, the Audit Committee has provided the following report for inclusion in this proxy statement:

REPORT OF THE AUDIT COMMITTEE

      The undersigned constitute the members of the Audit Committee of the Trustees of North European Oil Royalty Trust. In connection with the proxy statement in which this report appears and the distribution to unit owners of the financial reports for the Trust's fiscal year ended October 31, 2004, the Audit Committee reports as follows:

      1. The committee has reviewed and discussed the audited financial statements for the Trust for the fiscal year ended October 31, 2004 with the Managing Trustee and the Managing Director of the Trust, constituting its ongoing management.

      2. The committee has discussed with representatives of Ernst & Young LLP, the independent auditors of the Trust, the matters which are required to be discussed with them under the provisions of SAS 61. The Statement of Accounting Standards requires the auditors to ensure that the Audit Committee received information regarding the scope and results of the audit.

      3. The committee has received the written disclosures and the letter from Ernst & Young LLP, the independent auditors, required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and has discussed with Ernst & Young LLP their independence.

      4. Based on the review and discussions described in this report, the Audit Committee recommended to the Trustees that the audited financial statements be included in the Trust's Annual Report on Form 10-K for the fiscal year ended October 31, 2004 for filing with the Securities and Exchange Commission.

                                                 Robert P. Adelman, Chairman
                                                 Samuel M. Eisenstat
                                                 Willard B. Taylor
                                                 Rosalie J. Wolf

                                AUDITOR MATTERS

     A representative of Ernst & Young LLP is expected to attend the annual meeting and to be available to respond to appropriate questions from unit owners. The representative from Ernst & Young LLP will also have the opportunity to make a statement at the meeting if he chooses to do so.

FEES BILLED BY INDEPENDENT AUDITORS

AUDIT FEES

     For the fiscal years ended October 31, 2003 and 2004, the Trust agreed to pay $40,500 and $45,500 respectively as the aggregate amount for audit services and the review of and attestation to the sufficiency of the Trust's internal controls to be performed by Ernst & Young LLP.

AUDIT-RELATED FEES AND TAX FEES

     No fees were billed during the fiscal years ending October 31, 2003 and 2004 for services rendered by the Trust's independent accountants for audit-related fees or tax fees.

ALL OTHER FEES

     At the Trust's direction and as part of its monitoring process, the German affiliate of Ernst & Young LLP reviewed the basis for royalty payments and allowable cost deductions for Mobil Erdgas-Erdol GmbH and BEB Erdgas und Erdol GmbH in Germany for the period 2001-02 and has been paid $32,385.63 by the Trust in fiscal 2003. No such work was performed and no fees were billed in fiscal 2004.

PRE-APPROVAL POLICIES

     It is the policy of the Audit Committee that all audit and non-audit services provided to the Trust must be pre-approved by the Audit Committee. All of the audit and non-audit services described above were pre-approved by the Audit Committee.

                           GOVERNANCE AND NOMINATIONS

     With the exception of the Managing Trustee, none of the Trustees have a financial relationship with the Trust other than as Trustees under the terms of the Trust Agreement. The Trustees have determined that, with the exception of the Managing Trustee, all the Trustees are considered independent according to the rules of the New York Stock Exchange. The independent Trustees of North European Oil Royalty Trust met in executive session one time during fiscal 2004.

     The Trustees have created a Code of Conduct and Business Ethics (the "Code"). All the Trustees, including the Managing Trustee and the Managing Director, have signed the Code. The Code is available on the Trust's web-site, www.NEORT.com. A copy of the Code will be furnished without charge to any unit owner who sends a written request to John H. Van Kirk, P.O. Box 456, Red Bank, NJ 07701.

     The Trustees have not created and do not intend to create a Governance Committee. It is the opinion of the Trustees that since the Trust Agreement and orders of the Delaware Court of Chancery provide the framework for governance of the Trust no such

Committee is necessary for the protection of the investors. A copy of the Trust Agreement, as amended, is on file with the Securities and Exchange Commission.

     The Trustees have not created and do not intend to create a separate Nominating Committee. The ongoing supervision of the Trust requires continuity of experience and familiarity with its unique structure. The Trust is precluded from business activities and would not benefit from the rotation of its member Trustees. Rotation of the Trustees would, in the opinion of the Trustees, substantially increase costs and be counter to the best interests of the unit owners. Accordingly, absent the retirement, resignation, incapacity or death of any Trustee, the Trustees have customarily been re-nominated every year.

     At such time as a vacancy occurs in the Trustees by reason of retirement, resignation, incapacity or death of any Trustee, all of the remaining Trustees serve the function of a nominating committee and do so pursuant to the provisions of the Trust Agreement and the orders of the Delaware Court of Chancery.

     Any unit owner may at any time communicate in writing with either the Managing Trustee, or the senior Trustee then serving, to make a nomination and such nominee will be considered by the Trustees without differentiation as to the source of the suggestion. In the event of a vacancy among the Trustees, nominees would be sought who had the background, experience and competence in those areas where the former Trustee was proficient. They would include business experience in the extractive industries, experience with royalty trust management and general business and accounting experience.

                                 OTHER MATTERS

     The Trustees are not aware of any other matter to be presented for action at the annual meeting. If any other matter is brought before the meeting, it is the intention of the persons named in the proxy to vote in accordance with their discretion pursuant to the terms of the proxy.

COMMUNICATIONS

     Any unit owner may communicate with the Trustees or with the Audit Committee Chairman in writing. All such communications will be treated in confidence and an appropriate response or action will be taken. Communications to any Trustee, or the Trustees as a group, may be sent to the office of the Trust at P.O. Box 456, Red Bank, NJ 07701. Communications to the Audit Committee Chairman may also be sent by mail to the office of the Trust, marked "confidential." The Managing Trustee and Audit Committee Chairman can also be reached directly through the Trust's web-site, www.NEORT.com.

FORM 10-K

     The Trust will have filed with the SEC prior to the Annual Meeting of Unit Owners an Annual Report on Form 10-K. A copy of the report for the period ended October 31, 2004, including the financial statements, will be furnished without charge to any unit owner who sends a written request to John H. Van Kirk, Managing Trustee, P.O. Box 456, Red Bank, New Jersey 07701. A copy of the report is also accessible through the Trust's web-site, www.NEORT.com.

UNIT OWNER PROPOSALS FOR THE 2006 ANNUAL MEETING

     The 2006 Annual Meeting of Unit Owners is scheduled to be held on February 9, 2006. Any proposals of the unit owners intended to be presented at the 2006 annual meeting must be received by the Trust by October 12, 2005 for inclusion in the Trust's proxy statement and form of proxy relating to that meeting. Such proposals should be sent to John H. Van Kirk, Managing Trustee, P.O. Box 456, Red Bank, New Jersey 07701. If the date of the 2006 annual meeting is changed by more than 30 days from February 9, 2006, unit owners will be advised of such change and of the new date for submission of proposals.

     Unit owners are urged to sign and return their proxies without delay.

                           BY ORDER OF THE TRUSTEES:

                                             JOHN H. VAN KIRK
                                             Managing Trustee

January 10, 2005

                                    APPENDIX

                        NORTH EUROPEAN OIL ROYALTY TRUST
               REVISED CHARTER OF AUDIT COMMITTEE OF THE TRUSTEES
                          [APPROVED DECEMBER 15, 2004]

ORGANIZATION

     The Audit Committee (the "Committee") of the Trustees (the "Trustees") of North European Oil Royalty Trust (the "Trust") shall consist of no fewer than three members. The members of the Committee shall meet the independence requirements of the New York Stock Exchange ("NYSE"), the Securities and Exchange Commission ("SEC") and the Sarbanes-Oxley Act of 2002. Each member of the Committee must be financially literate, as such qualification is interpreted by the Trustees in their business judgment, or must become financially literate within a reasonable period of time after his/her appointment to the Committee. In addition, at least one member of the Committee must be an "audit committee financial expert" as defined by the SEC.

     Committee members shall be appointed by, and may be replaced by, the Trustees. The Chairperson of the Committee shall be designated by the Trustees.

PURPOSE

     The Committee shall assist the Trustees in their oversight of (1) the integrity of the Trust's financial statements, (2) the Trust's compliance with legal and regulatory requirements, (3) the independent auditor's qualification and independence and (4) the performance of the Trust's independent auditors.

     The Committee shall prepare (or cause to be prepared) a Report of the Audit Committee as required by the SEC to be included in the Trust's annual proxy statement.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Trust's financial statements and disclosures are complete and accurate and are in accordance with applicable rules and regulations. These are the responsibilities of management and the independent auditors.

DUTIES AND RESPONSIBILITIES

INDEPENDENT AUDITORS

     1. The Committee shall be directly responsible for the appointment, compensation, retention, termination and oversight of the work of the independent auditor(s) engaged by the Trust (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purposes of preparing or issuing an audit report or performing other audit, review or attestation services for the Trust, and the independent auditor(s) shall report directly to the Committee.

     2. All auditing services and non-audit services (other than the de minimus exceptions provided by the Securities Exchange Act of 1934) provided to the Trust by the independent auditors shall be pre-approved by the Committee.

     3. The Committee shall review with the independent auditors, prior to their audit, the scope of their examination; review the anticipated level of non-audit services to be provided by independent auditors and consider the possible effect, if any, of these services on the independence of the independent auditors; and review with the independent auditors the estimated fees to be paid for the work performed.

     4. The Committee shall evaluate the qualifications, performance and independence of the independent auditors. The Committee shall present its conclusions to the Trustees and, if determined by the Committee, recommend that the Trustees take additional action to satisfy themselves of the qualifications, performance, and independence of the auditor.

     5. The Committee shall discuss with the independent auditors such matters and take such action as contemplated by Statements on Auditing Standards 61 ("SAS 61"), including discussions with respect to the independent auditors' responsibility; significant accounting policies; proposed audit adjustments not recorded, if any; unusual transactions; significant audit adjustments; other information in documents containing audited financial statements; and any difficulties encountered in performing an audit.

     6. The Committee shall, to the extent not already covered by SAS 61, review with the independent auditors any problems or difficulties encountered by the independent auditors in the course of the audit work (and management responses), including any restrictions on the scope of their activities or on access to requested information, and any significant disagreements with management.

     7. The Committee shall review with the independent auditors any "management" or "internal controls" letters issued by the independent auditors to the Trust.

FINANCIAL STATEMENT AND DISCLOSURE MATTERS

     1. The Committee shall provide oversight of the quarterly and annual reporting of the Trust.

     2. The Committee shall review and discuss with management and the independent auditors the Trust's annual audited financial statements and quarterly financial statements, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     3. The Committee shall review with management and the independent auditors major issues regarding accounting principles and financial statement presentations, including any significant changes in the Trust's selection or application of accounting principles, any major issues as to the adequacy of the Trust's internal controls, any special audit steps adopted in light of material control deficiencies, and the impact of the Trust's compliance with legal and regulatory requirements on the Trust's financial statements.

     4. The Committee shall make such recommendations to the Trustees, as the Committee deems appropriate, with respect to the inclusion of the audited financial statements in the Trust's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

OTHER RESPONSIBILITIES

     1. The Committee shall establish procedures for the receipt, retention and treatment of communications or complaints received by the Trust regarding accounting, internal accounting controls or auditing matters.

     2. The Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Committee shall be entitled to appropriate funding, as determined by the Committee, for payment of (a) compensation to any independent accounting firm engaged by the Trust for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Trust, (b) compensation to any advisers employed by the Committee, and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     3. The Committee shall periodically review and assess compliance with all applicable rules and regulations of the SEC and the NYSE specifically applicable to the composition and responsibilities of the Committee and recommend any proposed changes to the Trustees for approval.

     4. The Committee shall prepare (or cause to be prepared) an audit committee report as required by the SEC to be included in the Trust's annual proxy statement.

     5. The Committee shall conduct an annual evaluation of its own performance.

     6. The Committee shall perform such other activities as the Trustees may from time to time deem necessary or appropriate.

     7. The Committee shall make periodic reports to the Trustees on at least an annual basis.

                                REVOCABLE PROXY
                        NORTH EUROPEAN OIL ROYALTY TRUST

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

ANNUAL MEETING OF UNIT OWNERS - FEBRUARY 9, 2005

      This Proxy is solicited on behalf of the Trustees. The undersigned hereby appoints John H. Van Kirk, Robert P. Adelman and Lawrence A. Kobrin, and any of them, proxies, with several power of substitution, to vote all units of the undersigned as instructed below and in their discretion upon other matters, including matters incident to the conduct of the meeting, which may come before the Annual Meeting of Unit Owners of North European Oil Royalty Trust to be held on February 9, 2005 or any adjournment thereof, hereby revoking any prior proxy. The undersigned has received the notice of meeting and proxy statement dated January 10, 2005.

      The Trustees recommend a vote "FOR" Proposal 1.

                                                For         With-       For All
1. Election of Trustees                                     hold        Except
                                                [ ]          [ ]          [ ]

NOMINEES: ROBERT P. ADELMAN, SAMUEL M. EISENSTAT, WILLARD B. TAYLOR, JOHN H. VAN KIRK, ROSALIE J. WOLF.

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY NOMINEE(S), MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

____________________________________________


                                    --------------------------
Please be sure to sign and date     Date
 this Proxy in the box below.
--------------------------------------------------------------



--------------------------------------------------------------
 Unit Owner sign above           Co-owner (if any) sign above

+                                                                              +

   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                        NORTH EUROPEAN OIL ROYALTY TRUST

      This proxy must be signed as name appears hereon. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____________________________________________

____________________________________________

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